UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 29, 2005

Portfolio Recovery Associates, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50058	75-3078675
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

120 Corporate Boulevard, Norfolk, Virginia		23502
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	888-772-7326

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 29, 2005, the Company entered into a Loan and Security Agreement for a revolving line of credit led by Bank of America, N. A. and Wachovia Bank, National Association (the "Agreement"). The new credit facility is a revolving line of credit in an amount equal to the lesser of $75,000,000 or twenty percent of the Company’s estimated remaining collections of all its eligible asset pools. The new line of credit replaces the Company’s previous $25,000,000 credit facility with RBC Centura Bank. Borrowings under the new revolving credit facility will bear interest at a floating rate equal to the LIBOR Market Index Rate plus 1.75%, which will be calculated monthly and will accrue daily. The obligations under the Agreement are unconditionally guaranteed by the Company’s wholly owned subsidiaries, and are secured by a security interest in substantially all of the tangible and intangible assets of the Company and its subsidiaries. The Agreement contains customary covenants that will limit or place restrictions on the ability of the Company to, among other things, incur additional indebtedness, create certain liens, make certain types of investments, enter into certain types of transactions, make certain expenditures, sell certain assets, merge with other companies or enter into certain other transactions outside the ordinary course of business. The Agreement also requires the Company’s compliance with several financial covenants. The Agreement contains customary events of default, including, but not limited to: (a) non-payment of amounts due; (b) material breach of representations, warranties or covenants under the Agreement or the documents pertaining thereto; (c) bankruptcy or similar proceedings; (d) dissolution; (e) certain changes in management; or (f) other certain material adverse changes. Upon the occurrence of an event of default, the amounts due and outstanding under the credit facility may be accelerated and may become immediately due and payable. The Agreement provides that advances under the revolving credit facility can be used only for working capital purposes and to finance certain permitted acquisitions. The foregoing summary of the Agreement does not purport to be complete, and is qualified in its entirety by reference to the Agreement itself, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 of this report and is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements:
None
(b) Pro forma financial information:
None
(c) Exhibits

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portfolio Recovery Associates, Inc.

December 5, 2005	By:	/s/ Kevin P. Stevenson

Name: Kevin P. Stevenson
Title: EVP/CFO

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Exhibit Index

Exhibit No.	Description

10.1	Loan and Security Agreement, dated November 29, 2005, by and between Portfolio Recovery Associates, Inc. and Bank of America and Wachovia Bank.
10.2	Promissory Note, dated November 29, by and between Portfolio Recovery Associates, Inc. and Bank of America.
10.3	Promissory Note, dated November 29, by and between Portfolio Recovery Associates, Inc. and Wachovia Bank.
99.1	Press Release from Portfolio Recovery Associates, Inc. dated December 5, 2005, entitled "Portfolio Recovery Associates Announces New Bank Credit Line as Portfolio Acquisitions Increase